                                                                   EXHIBIT 10.18
                                                                  EXECUTION COPY


                              AMENDMENT dated as of December 17, 2002 (this
                        "Amendment"), to the Credit Agreement dated as of July 21, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among ALLIED WASTE INDUSTRIES, INC. ("Allied Waste"), ALLIED WASTE NORTH AMERICA, INC. (the "Borrower"); the lenders party thereto (the "Lenders"); and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "Administrative Agent") and collateral agent (in such capacity, the "Collateral Agent") for the Lenders and as collateral trustee (in such capacity, the "Collateral Trustee") for the Shared Collateral Secured Parties.

            The Borrower has requested that the Lenders amend certain provisions of the Credit Agreement, and the Lenders are willing so to amend the Credit Agreement, on the terms and subject to the conditions set forth herein. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

            Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

            SECTION 1. Amendment of Credit Agreement. The Credit Agreement is hereby amended, effective as of the Amendment Effective Date (as defined in Section 4), as follows:

            (a) Amendment of Section 1.01. Section 1.01 is amended as follows:

            (i) The definition of "Consolidated EBITDA" is amended by replacing the first reference to "Allied Waste and its Restricted Subsidiaries" with a reference to "Allied Waste, its Restricted Subsidiaries and the Securitization Vehicles" and by revising clause (g) thereof to read as follows:
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                                                                               2

                  "(g) all non-recurring cash charges incurred in connection with Permitted Acquisitions, Investments permitted under Sections 6.05A(a), (h) or (i) or Sections 6.05B(a), (h) or (i), Indebtedness permitted under Section 6.01A or Section 6.01B, and Securitizations permitted under Sections 6.05A and 6.06A,".

            (ii) The definition of "Consolidated Interest Expense" is amended by inserting "without duplication, (i)" after the first reference to "for any period," and adding a new clause (ii) after clause (e) as follows:

                  "and (ii) all interest in respect of Third Party Securities issued by Securitization Vehicles in connection with Securitizations permitted by Sections 6.05A and 6.06A and accrued or capitalized during such period (whether or not actually paid during such period), net of interest income of the Securitization Vehicles."

            (iii) The definition of "Excess Cash Flow" is amended by:

            (A) replacing the reference in clause (a)(i) thereof to "Allied Waste and its Restricted Subsidiaries" with a reference to "Allied Waste, its Restricted Subsidiaries and the Securitization Vehicles";

            (B) inserting a new parenthetical at the end of clause (b)(vi) thereof to read as follows:

                  "(it being understood and agreed that the issuance of Third
            Party Securities in a Securitization permitted pursuant to Sections 6.05A and 6.06A shall not be deemed to constitute a refinancing or replacement of any Loans outstanding under this Agreement)"; and
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                                                                               3

            (C) deleting the word "and" at the end of clause (b)(ix) thereof and replacing it with a comma and inserting a new clause (b)(xi) to read as follows:

                  "and (xi) repayments and prepayments of Third Party Securities made by Allied Waste, its Restricted Subsidiaries and the Securitization Vehicles during such fiscal year (excluding any repayments made by Securitization Vehicles from the proceeds from the issuance of securities by Securitization Vehicles); provided, however, that all such repayments and prepayments (other than scheduled and mandatory principal repayments) made pursuant to this clause (b)(xi) may be made only (A) with the proceeds of collections of accounts receivable and (B) in connection with the dissolution or winding-up of the Securitization Vehicle that issued such Third Party Securities".

            (iv) The definition of "Net Available Proceeds" is amended by deleting the word "and" after clause (a)(2) thereof, replacing the period at the end of clause (a)(3) thereof with "; and" and inserting a new clause (a)(4) to read as follows:

                  "(4) in the case of a Securitization permitted by Sections
            6.05A and 6.06A, such Net Available Proceeds shall be net of, without duplication, (x) any amounts incurred in connection with such Securitization by the Borrower or any of its Subsidiaries set forth in clause (1) of this definition and (y) any other fees, costs or expenses paid in cash by the applicable Securitization Vehicle in connection with such Securitization; provided, however, that any Sellers' Retained Interests shall not be deemed to constitute a cost or expense for purposes of calculating such Net Available Proceeds."

            (v) The definition of "Prepayment Event" is amended (A) by deleting the word "and" between clauses (i) and (ii) of clause (a) thereof, inserting a comma in place thereof and adding a new
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                                                                               4

      clause (iii) at the end of clause (a) to read as follows:

                  ", and (iii) Securitizations permitted by Sections 6.05A and
            6.06A hereunder"; and

                  (B) by deleting the word "or" at the end of clause (c),
            replacing the period at the end of clause (d) with "; or" and adding a new clause (e) to read as follows:

                  "(e) any Asset Sale consisting of a Securitization permitted by Sections 6.05A and 6.06A hereunder."

            (vi) The definition of "Total Indebtedness" is amended by deleting the word "and" at the end of clause (a) thereof, replacing the period at the end of clause (b) with a reference to "; and" and inserting a new clause (c) to read as follows:

                        "(c) the aggregate principal, stated or invested amount
                  of any Third Party Securities outstanding at such time."

            (vii) The definition of "2001 Indenture" is amended to read as follows:

                  "'2001 Indenture' means (i) one or more supplemental
            indentures, dated on or after January 25, 2001 and prior to December 31, 2004, to the AWNA Senior Note Indenture and (ii) any other indenture governing Senior Indebtedness entered into on or after January 25, 2001 and prior to December 31, 2004."

            (viii) The definition of "2001 Senior Notes" is amended to read as follows:

                  "'2001 Senior Notes' means senior secured notes of AWNA or
            Allied Waste issued on or prior to December 31, 2004, pursuant to the 2001 Indenture, provided that the 2001 Senior Notes do not have a maturity date or any scheduled
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                                                                               5

            amortization until after the Tranche C Maturity Date."

            (ix) The following definitions are added in their appropriate alphabetical order:

                  "'Securitization' means any transaction or series of
            transactions entered into by the Borrower or any Restricted Subsidiary pursuant to which the Borrower or such Restricted Subsidiary, as the case may be, sells, conveys or otherwise transfers to a Securitization Vehicle Securitization Assets of the Borrower or such Restricted Subsidiary (or grants a security interest in such Securitization Assets transferred or purported to be transferred to such Securitization Vehicle), and which Securitization Vehicle finances the acquisition of such Securitization Assets (i) with proceeds from the issuance of Third Party Securities, (ii) with Sellers' Retained Interests or (iii) with proceeds from the sale or collection of Securitization Assets previously purchased by such Securitization Vehicle."

                  "'Securitization Assets' means any accounts receivable owed to the Borrower or any Restricted Subsidiary (whether now existing or arising or acquired in the future) arising in the ordinary course of business from the sale of goods or services, all collateral securing such accounts receivable, all contracts and contract rights and all guarantees or other obligations in respect of such accounts receivable, all proceeds of such accounts receivable and other assets (including contract rights) which are of the type customarily transferred in connection with securitizations of accounts receivable and which are sold by the Borrower or a Restricted Subsidiary to a Securitization Vehicle in connection with a Securitization permitted by Sections 6.05A and 6.06A."

                  "'Securitization Vehicle' means a Person that is a direct
            wholly owned Subsidiary of the
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                                                                               6

            Borrower or a Restricted Subsidiary formed for the purpose of effecting one or more Securitizations to which the Borrower or Restricted Subsidiaries transfer Securitization Assets and which, in connection therewith, issues Third Party Securities; provided that
            (i) such Securitization Vehicle shall engage in no business other than the purchase of Securitization Assets pursuant to Securitizations permitted by Sections 6.05A and 6.06A, the issuance of Third Party Securities or other funding of such Securitizations and any activities reasonably related thereto, (ii) such Securitization Vehicle is an Unrestricted Subsidiary under this Agreement and an "Unrestricted Subsidiary" under each of the AWNA Senior Note Indenture and the 2001 Indenture and (iii) such Securitization Vehicle shall not be a Subsidiary of BFI or any Restricted Subsidiary that is or becomes a party to the Shared Collateral Pledge Agreement or the Shared Collateral Security Agreement."

                  "'Sellers' Retained Interests' means the debt or equity
            interests held by the Borrower or any Restricted Subsidiary in a Securitization Vehicle to which Securitization Assets have been transferred in a Securitization permitted by Sections 6.05A and 6.06A, including any such debt or equity received in consideration for the Securitization Assets transferred."

                  "'Third Party Securities' means, with respect to any
            Securitization, notes, bonds or other debt instruments, beneficial interests in a trust, undivided ownership interests in receivables or other securities issued for cash consideration by the relevant Securitization Vehicle to banks, financing conduits, investors or other financing sources (other than Allied Waste and the Subsidiaries) the proceeds of which are used to finance, in whole or in part, the purchase by such Securitization Vehicle of Securitization Assets in a Securitization. The amount of any Third Party Securities shall be
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                                                                               7

            deemed to equal the aggregate principal, stated or invested amount of such Third Party Securities which are outstanding at such time."

            (b) Amendment of Section 2.11. Section 2.11(c) is amended by:

            (i) inserting "or Section 6.01A(xix)" immediately after the reference to "Section 6.01A(xvi)" in the second proviso to the first sentence thereof;

            (ii) replacing the reference to "Specified Assets" with a reference to "Securitization Assets" in the second proviso to the first sentence thereof; and

            (iii) deleting the last sentence thereof (dealing with the application of Net Available Proceeds from issuances of 2001 Senior Notes) and inserting in place thereof the following:

                  "Notwithstanding any provision of this Agreement to the
            contrary, in the case of a Prepayment Event referred to in clause
            (e) of the definition of "Prepayment Event", the Borrower and/or any applicable Restricted Subsidiary will for purposes hereof (i) be deemed to have received a cash payment in respect of such Prepayment Event to the extent that the Borrower or such Restricted Subsidiary, as the case may be, receives a cash payment in respect of the applicable Securitization Assets from the applicable Securitization Vehicle and such cash payment is derived from proceeds from the issuance of Third Party Securities and (ii) will not be deemed to have received a cash payment from such Prepayment Event to the extent that such Prepayment Event occurs in connection with ongoing sales of Securitization Assets to such Securitization Vehicle that are purchased by it with the proceeds from collections of Securitization Assets previously purchased by it pursuant to such Securitization."
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                                                                               8

            (c) Amendment of Section 5.10A. Section 5.10A is amended by inserting "(other than a Securitization Vehicle)" immediately after the reference to "any Unrestricted Subsidiary" in clause (iv) of the final sentence of such Section.

            (d) Amendment of Section 6.01A. Section 6.01A(a) is amended by:

            (i) revising clause (xix) thereof to read as follows:

                  "(xix) up to $3,150,000,000 (which includes the aggregate
            principal amount of 2001 Senior Notes issued prior to December 17,
            2002) aggregate principal amount of 2001 Senior Notes issued by the Borrower or Allied Waste pursuant to the 2001 Indenture, and the related Guarantees, if any, by Allied Waste and/or its Subsidiaries of the issuer's obligations with respect to such 2001 Senior Notes; provided, however, that no more than $1,500,000,000 aggregate principal amount of 2001 Senior Notes may be issued on or after January 1, 2003; and provided further, however, that the Net Available Proceeds from the issuance of 2001 Senior Notes shall be applied to the prepayment of Term Loans in accordance with Section 2.11(c);" and

            (ii) deleting the word "and" at the end of clause (xx), adding the word "and" at the end of clause (xxi), and adding a new clause (xxii) to read as follows:

                  "(xxii) Indebtedness consisting of representations,
            warranties, covenants and indemnities made by, and repurchase and other obligations of, the Borrower or any Restricted Subsidiary in connection with Securitizations permitted by Sections 6.05A and 6.06A; provided that such representations, warranties, covenants, indemnities and repurchase and other obligations are of the type customarily included in securitizations of accounts receivable
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                                                                               9

            intended to constitute true sales of such accounts receivable to a securitization vehicle."

            (e) Amendment of Section 6.02A. Section 6.02A is amended by deleting the word "and" at the end of clause (i), inserting "; and" in place of the period after clause (l), and adding a new clause (m) to read as follows:

                  "(m) Liens in favor of any Securitization Vehicle or any
            collateral agent on Securitization Assets transferred or purported to be transferred to such Securitization Vehicle in connection with Securitizations permitted by Sections 6.05A and 6.06A."

            (f) Amendment of Section 6.05A. Section 6.05A is amended by deleting the word "and" at the end of clause (r), inserting "; and" in place of the period after clause (s), and adding a new clause (t) to read as follows:

            "(t) investments consisting of Sellers' Retained Interests in Securitizations permitted by Section 6.06A."

            (g) Amendment of Section 6.06A. Section 6.06A is amended by deleting the word "and" at the end of clause (e), inserting "; and" in place of the period after clause (f), and adding a new clause (g) to read as follows:

            "(g) the Borrower or any Restricted Subsidiary may sell Securitization Assets to one or more Securitization Vehicles in Securitizations; provided that (i) each such Securitization is effected on market terms, (ii) the aggregate amount of Third Party Securities in respect of all such Securitizations does not exceed $200,000,000 at any time outstanding, (iii) the aggregate amount of the Sellers' Retained Interests in such Securitizations does not exceed $125,000,000 at any time outstanding, (iv) the proceeds to each such Securitization Vehicle from the issuance of Third
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                                                                              10

      Party Securities are applied substantially simultaneously with receipt thereof to the purchase from the Borrower or Restricted Subsidiaries of Securitization Assets and an amount equal to 100% of the Net Available Proceeds from each such Securitization is applied to the mandatory repayment of Loans in accordance with Section 2.11(c) and (v) the Equity Interests and Sellers' Retained Interests in respect of each such Securitization Vehicle shall be pledged to the Shared Collateral Secured Parties pursuant to the Shared Collateral Pledge Agreement or Shared Collateral Security Agreement or the Secured Parties pursuant to the Non-Shared Collateral Pledge Agreement or Non-Shared Collateral Security Agreement, as the case may be."

            (h) Amendment of Section 6.07A. Section 6.07A is amended by deleting the word "and" at the end of clause (c) and inserting a comma in place thereof and adding a new clause (e) to read as follows:

                  "and (e) Hedging Agreements entered into the ordinary course of business in connection with any Securitizations permitted by Sections 6.05A and 6.06B."

            (i) Amendment of Section 6.09A. Clause (c) of Section 6.09A is amended by deleting the word "and" at the end of clause (vi) and inserting a comma in place thereof and by adding a new clause (viii) to read as follows:

                  "; or (viii) Securitizations permitted by Sections 6.05A and
            6.06A."

            (j) Amendment of Section 6.11A. Clause (b) of Section 6.11A is amended by inserting a new clause (w) immediately after the words "other than" to read as follows:

                  "(w) payments of Indebtedness incurred pursuant to Section
            6.01A(a)(xxii),".

            (k) Article VI-A of the Credit Agreement is amended by adding a new
Section 6.17A to read as follows:
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                                                                              11

            "SECTION 6.17A. Commingling of Accounts. The Borrower will not, nor will it cause or permit any Restricted Subsidiary to, commingle amounts relating to Securitization Assets sold pursuant to a Securitization with cash or any other amounts of the Borrower and its Subsidiaries other than the temporary commingling of collections on and proceeds of any accounts receivable or related assets of the Borrower and its Subsidiaries, in each case as may be necessary to identify and sort such collections and proceeds."

            (l) Article IX of the Credit Agreement is amended by adding a new
Section 9.16 to read as follows:

            "SECTION 9.16. Securitization Vehicles. (a) Each Lender, the Administrative Agent, the Collateral Agent and the Collateral Trustee agrees that, prior to the date that is one year and one day after the payment in full of all the obligations in respect of any Third Party Securities, (i) the Collateral Agent and other Secured Parties shall not be entitled, whether before or after the occurrence of any Event of Default, to (A) institute against, or join any other Person in instituting against, any Securitization Vehicle any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under the laws of the United States or any State thereof, (B) transfer and register the capital stock of any Securitization Vehicle in the name of a Secured Party or any designee or nominee of a Secured Party, (C) foreclose such security interest regardless of the bankruptcy or insolvency of any Loan Party, (D) exercise any voting rights granted or appurtenant to such capital stock of any Securitization Vehicle or (E) enforce any right that the holder of any such capital stock of any Securitization Vehicle might otherwise have to liquidate, consolidate, combine, collapse or disregard the entity status of such Securitization Vehicle and (ii) the Collateral Agent and other Secured Parties hereby waive and release any right to require (A) that any Securitization Vehicle be in any manner merged, combined, collapsed or consolidated with or into any Loan Party, including
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                                                                              12

      by way of substantive consolidation in a bankruptcy case or (B) that the status of any Securitization Vehicle as a separate entity be in any respect disregarded; provided, however, that the provisions of this
      Section 9.16 shall cease to be of any force or effect when the Obligations have been paid in full and the Revolving Commitments have been terminated or expired; and provided further, that the provisions hereof will not apply to a Lender, the Administrative Agent, the Collateral Agent or the Collateral Trustee in its capacity as a holder of Third Party Securities.

            (b) Upon the transfer by the Borrower or any Restricted Subsidiary of Securitization Assets to a Securitization Vehicle in a Securitization permitted by Sections 6.05A and 6.06A, the Liens with respect to such Securitization Assets under the Security Agreements shall automatically be released."

            SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of the Borrower and Allied Waste represents and warrants to each of the Lenders, the Administrative Agent, the Collateral Agent and the Collateral Trustee that, as of the Amendment Effective Date:

            (a) This Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

            (b) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case they were true
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                                                                              13

and correct in all material respects as of such earlier date).

            (c) After giving effect to the agreements and waivers herein, no Default or Event of Default has occurred and is continuing.

            SECTION 3. Shared Collateral Security Documents. Allied Waste, the Borrower and the Required Lenders hereby acknowledge that the amendments dated as of January 25, 2001 to each of the Shared Collateral Security Agreement, the Shared Collateral Pledge Agreement and the Collateral Trust Agreement will permit the Liens on the collateral under the Shared Collateral Security Agreement and the Shared Collateral Pledge Agreement to secure 2001 Senior Notes in an aggregate principal amount of up to $3,150,000,000 on a pari passu basis with the Senior Obligations, the AWNA Senior Notes and the BFI Indenture Debt.

            SECTION 4. Effectiveness. This Amendment shall become effective on the first date on which the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Required Lenders, the Borrower and Allied Waste which date shall in no event be later than 30 days after the execution of this Amendment (the "Amendment Effective Date").

            SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Collateral
Trustee under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or Allied Waste to a consent to, or a waiver, amendment, modification or other change of, any of the terms,
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                                                                              14

conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

            SECTION 6. Costs and Expenses. The Borrower and Allied Waste, jointly and severally, agree to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

            SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

            SECTION 8. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                               ALLIED WASTE INDUSTRIES, INC.,

                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                               ALLIED WASTE NORTH AMERICA, INC.,

                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                               JPMORGAN CHASE BANK,
                                               individually and as
                                               Administrative Agent, Collateral
                                               Agent and Collateral Trustee,

                                                 by
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                               SIGNATURE PAGE TO AMENDMENT DATED
                                               AS OF DECEMBER 17, 2002 TO THE
                                               ALLIED WASTE NORTH AMERICA, INC.
                                               CREDIT AGREEMENT DATED AS OF
                                               JULY 21, 1999, AS AMENDED

                                               Name of Institution:

                                               ---------------------------------

                                                       by

                                               ------------------------------
                                                   Name:
                                                   Title: